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                                EXHIBIT 10.48

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                TENANT'S ACKNOWLEDGMENT WITH INDEMNIFICATION
                            __________, ___________

The undersigned, _________________, a _________ corporation ("Tenant") and _____________________________ (collectively, "Tenant's Principals), for good and valuable consideration, the sufficiency of which is hereby acknowledged, including the agreement by SCHLOTZSKY'S REAL ESTATE, INC. ("Landlord") to enter into a lease agreement with Tenant covering the real property (the "Property") described in Exhibit "A" attached hereto and incorporated herein by reference (the "Lease"), and the agreement by SCHLOTZSKY'S, INC., a Texas corporation ("Guarantor") to enter into that certain guaranty of the Lease Agreement, a copy of which is attached hereto as Exhibit "B" and incorporated herein by reference (the "Guaranty"), hereby acknowledges and agrees with Guarantor and Landlord as follows:

     1. Tenant and Tenant's Principals have reviewed carefully and understand the provisions of the Guaranty.

     2. Tenant hereby agrees that if Guarantor makes any payment on behalf of Tenant under the Guaranty, then the following shall apply: (i) Tenant shall, upon demand by Guarantor, immediately relinquish to Guarantor (or to any subtenant or assignee Guarantor may have found) its right to possession of the Property; provided, however, Tenant shall not be released from any of its obligations and liabilities under the Lease; (ii) Tenant shall allow Guarantor to either operate out of the Property or to sublease the Property or assign Tenant's rights under the Lease to a third party (who may be, but is not required to be, a Schlotzsky's franchisee), Tenant hereby agreeing that its signature is not necessary to effectuate any such sublease or assignment; (iii) Tenant agrees that Guarantor may terminate Tenant's rights under the franchise agreement between Tenant and Guarantor covering the operations out of the Property without compensation to Tenant as franchisee;
(iv) Tenant shall, upon demand by Guarantor, immediately transfer to Guarantor subject to any debt to third parties, all ownership rights to any and all furniture, fixtures and equipment installed or located in the Property and owned by Tenant without any compensation to Tenant.

     3. Guarantor and Landlord may from time to time amend the provisions of the Guaranty, including increasing or decreasing the term or any guaranty maximum, without the joinder of the Tenant and any such amendment shall not in any manner affect any obligations of Tenant and Tenant's Principals under this Agreement.

     4. Tenant and Tenant's Principals each acknowledge that it or they are not a beneficiary of any term or provision of the Guaranty and may not enforce any provision thereof against Landlord or Guarantor. Tenant and Tenant's Principals further acknowledge that the full guaranty of the Lease by Tenant's Principals shall have no effect on the obligations of Tenant and Tenant's Principals under Paragraph 5 below.

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     5.  Tenant and Tenant's Principals, jointly and severally, each hereby agree to defend, indemnify and hold Guarantor harmless from and against any and all claims, demands, liabilities and expenses (including reasonable attorneys' fees) incurred by, asserted against or suffered by Guarantor arising, directly or indirectly, from the execution and delivery of the Guaranty (as may be modified pursuant to Paragraph 3 above) or from the enforcement thereof. Should Guarantor bring suit against Tenant or Tenant's Principals concerning matters arising out of this paragraph, Guarantor shall be entitled to recover from the other party court costs and reasonable attorneys' fees and expenses incurred in connection with such suit.

     6. Tenant acknowledges that the Lease requires that at all times during the term of the Lease, Tenant must have no less than $________ in equity invested in the Property ("Tenant's Minimum Equity"). Tenant shall not be permitted to obtain any kind of financing or refinancing on the Property which would exceed $_________ without the prior written consent of Guarantor. Tenant hereby authorizes Landlord to communicate with and receive information from any lender of Tenant loaning money in connection with the Property.

     7. Tenant agrees to secure its obligations under this Tenant's Acknowledgment with Indemnification by executing a Deed to Secure Debt or Leasehold Deed of Trust covering all of Tenant's interest as Tenant or lessee in and to the leasehold estate in the Property. Landlord hereby consents to the execution, delivery and recordation of such deed to secure debt and the enforcement (if needed) thereof.

     8. If any provision hereof shall be unenforceable or void for any reason, the remaining provisions of this instrument shall be enforceable to the greatest extent permissible under applicable law.

     9. This instrument shall be construed in accordance with the laws of the State of Texas.

     10. This instrument may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

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IN WITNESS WHEREOF, the undersigned have executed this instrument as of the effective date of the Guaranty.

                                TENANT:
                                _____________ , a   _______________ corporation

                                By:
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                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------
                                Date:
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                                TENANT'S PRINCIPALS:


                                By:
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                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------
                                Date:
                                     ------------------------------------------

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------
                                Date:
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                                LANDLORD:
                                SCHLOTZSKY'S REAL ESTATE, INC.,
                                a Texas corporation

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------
                                Date:
                                     ------------------------------------------

                                GUARANTOR:
                                SCHLOTZSKY'S INC., a Texas corporation

                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------
                                Date:
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